As filed with the Securities and Exchange Commission on January 7, 2019
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22396
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary,

Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman High Yield Strategies Fund Inc.

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULES OF INVESTMENTS	6

FINANCIAL STATEMENTS	23

FINANCIAL HIGHLIGHTS/PER SHARE DATA	36

Report of Independent Registered Public Accounting Firm	39
Distribution Reinvestment Plan for the Fund	40
Directory	43
Directors and Officers	44
Proxy Voting Policies and Procedures	54
Quarterly Portfolio Schedule	54
Notice to Stockholders	55
Report of Votes of Stockholders	56
Board Consideration of the Management Agreement	57

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) for the 12 months ended October 31, 2018. The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

On March 29, 2018, the Fund announced a decrease in its monthly distribution rate to $0.0658 per share of common stock from the prior monthly distribution rate of $0.0725 per share. The Fund’s decrease in distribution rate was the result of numerous factors, including the decline in the absolute level of yields available in the high yield market, the degree of credit spread tightening that had occurred in the high yield market, the increase in the Fund’s cost of leverage, and the resultant overall reduction in the level of income generated by the Fund relative to its then-current distribution amount.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman High Yield Strategies Fund Inc.

1

Neuberger Berman High Yield Strategies Fund Inc.
Portfolio Commentary (Unaudited)

Neuberger Berman High Yield Strategies Fund Inc. (the Fund) generated a -0.20% total return on a net asset value (NAV) basis for the 12 month reporting period ended October 31, 2018 and underperformed its benchmark, the ICE BofAML U.S. High Yield Constrained Index (the Index), which provided a 0.86% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

The overall high yield market, as measured by the Index, generated a modest gain during the reporting period. After edging higher over the first three months of the period, the high yield market weakened in February and March 2018, partially due to fears that the U.S. Federal Reserve (Fed) may take a more aggressive approach in terms of future interest rate hikes. The market then rallied over the next six months, as generally positive economic data and robust corporate profits overshadowed concerns over a global trade war. The market ended the reporting period on a weak note amid renewed worries over Fed monetary policy tightening, fears of moderating economic growth, and ongoing trade war rhetoric.

From a sector perspective, security selection within support-services and media-diversified, along with an overweight to media-cable, were the largest detractors from performance. In contrast, security selection within utilities, along with underweights to banking and automotive & auto parts, contributed the most to performance for the period.

In terms of the Fund’s quality biases, security selection within BB rated securities contributed to performance, while security selection within B rated securities and our underweight to CCC rated securities detracted from performance.

We made several adjustments to the portfolio during the reporting period. The Fund’s allocation to BBB and CCC rated securities were each reduced by approximately 3% and BB and unrated bonds were both reduced by approximately 2%. We increased our allocation to B rated securities by just under 12% over the reporting period. From a sector perspective, the Fund increased its allocations to consumer products and services and real estate and homebuilders securities, while reducing its health care and gas distribution exposures.

Looking ahead, we believe defaults among non-investment grade issuers should remain below the historical average, running at less than 2% over the next 12 months. In our view, the credit quality of the high yield market remains stable, as the operating performance of underlying issuers has generally been robust; revenue and earnings growth have improved as leverage has plateaued, and refinancing activity has significantly reduced the amount of bonds maturing in the near term. We believe the market’s performance may be susceptible to a variety of factors, however, including uncertainty around trade policy, the shifting regulatory environment, and potential changes to leveraged-lending guidelines and their enforcement. In addition, spreads within lower-quality securities continue to trade tighter than their long-term median, and technology-driven disruption remain a key risk to certain industries. Below-average new supply of high yield bonds continues to be a supportive market factor, although investor flows have been inconsistent. We continue to believe that constructive fundamentals and positive U.S. GDP growth will be offset by an increase in market volatility, resulting in range-bound high yield spreads.

Sincerely,

Thomas P. O’Reilly*, Russ Covode, Daniel Doyle, Patrick Flynn and Joe Lind
Portfolio Co-Managers

*

Thomas P. O’Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Patrick Flynn and Joe Lind will continue to manage the Fund.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

The performance of certain rated bonds within the Index, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofAML.

2

TICKER SYMBOL
High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.2%
One to less than Five Years	29.7
Five to less than Ten Years	64.8
Ten Years or Greater	5.3
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2018
	Date	1 Year	5 Years	10 Years	Life of Fund
At NAV[2]	07/28/2003	-0.20%	4.91%	14.64%	9.26%
At Market Price[3]	07/28/2003	-8.32%	2.67%	14.53%	7.61%
Index
ICE BofAML U.S. High Yield Constrained Index[4]		0.86%	4.69%	11.20%	7.57%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived certain expenses during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

3

Endnotes

1	The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2	Returns based on the NAV of the Fund.

3	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

ICE BofAML U.S. High Yield Constrained Index:	The index tracks the performance of U.S. dollar-denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings) and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Schedule of Investments High Yield Strategies Fund Inc.
October 31, 2018

PRINCIPAL AMOUNT		VALUE

Loan Assignments(a) 9.8%

Business Equipment & Services 1.1%
$479,866	Advantage Sales and Marketing, Second Lien Term Loan, (1 month USD LIBOR + 6.50%),
	8.80%, due 7/25/22	$399,887
1,043,674	First Data Corporation, Term Loan, (1 month USD LIBOR + 2.00%), 4.29%, due 7/8/22	1,039,895
189,050	Iron Mountain, Inc., Term Loan B, (1 month USD LIBOR + 1.75%), 4.05%, due 1/2/26	186,167
813,851	Presidio, Term Loan B, (USD LIBOR + 2.75%), 5.14%, due 2/2/24	813,176	(b)
321,698	Servicemaster Company, Term Loan B, (1 month USD LIBOR + 2.50%), 4.80%, due 11/8/23	322,824
		2,761,949

Cable & Satellite Television 0.7%
1,180,000	Altice France S.A., Term Loan B13, (1 month USD LIBOR + 4.00%), 6.28%, due 8/14/26	1,154,193
625,000	Altice US Finance I Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 1/10/26	623,244	(c)(d)
		1,777,437

Chemicals & Plastics 0.6%
1,544,088	Starfruit Finco B.V., Term Loan B, (1 month USD LIBOR + 3.25%), 5.51%, due 10/1/25	1,538,298

Containers & Glass Products 0.7%
837,900	Berlin Packaging LLC, First Lien Term Loan, (USD LIBOR + 3.00%), 5.28%, due 11/7/25	836,383	(b)
829,117	Reynolds Group, Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/5/23	829,117
		1,665,500

Drugs 0.4%
616,004	Mallinckrodt International, Term Loan B, (USD LIBOR + 2.75%), due 9/24/24	607,436	(c)(d)
133,929	Mallinckrodt International Finance S.A., Term Loan B, (6 month USD LIBOR + 3.00%),
	5.52%, due 2/24/25	132,903
307,125	Valeant Pharmaceuticals International, Inc., Term Loan B, (1 month USD LIBOR + 3.00%),
	5.27%, due 6/1/25	307,054
		1,047,393

Ecological Services & Equipment 0.2%
364,756	ADS Waste Holdings, Inc., Term Loan B3, (1 week USD LIBOR + 2.25%), 4.46%, due 11/10/23	364,530	(c)(d)

Electronics - Electrical 0.7%
428,824	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1 month USD LIBOR + 2.25%),
	4.55%, due 4/16/25	426,440
	SS&C Technologies Inc.
1,106,357	Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	1,100,205
235,000	Term Loan B5, (1 month USD LIBOR + 2.25%), 4.55%, due 4/16/25	233,574
		1,760,219

See Notes to Financial Statements	6

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

Food Service 0.3%
$740,000	Burger King Corporation, Term Loan B3, (1 month USD LIBOR + 2.25%), 4.55%, due 2/16/24	$736,855

Health Care 0.8%
739,997	Multiplan, Inc., Term Loan B, (3 month USD LIBOR + 2.75%), 5.14%, due 6/7/23	737,533	(c)(d)
1,147,525	Team Health, Inc., First Lien Term Loan, (1 month USD LIBOR + 2.75%), 5.05%, due 2/6/24	1,082,977
		1,820,510

Leisure Goods - Activities - Movies 0.9%
745,000	Crown Finance US, Inc., Term Loan, (USD LIBOR + 2.50%), due 2/28/25	741,350	(c)(d)
1,296,237	Seaworld, Term Loan B5, (1 month USD LIBOR + 3.00%), 5.30%, due 3/31/24	1,292,296	(c)(d)
		2,033,646

Lodging & Casinos 1.4%
370,000	Boyd Gaming Corporation, Term Loan B3, (USD LIBOR + 2.25%), due 9/15/23	370,141	(c)(d)
2,413,000	Cowlitz Tribal Gaming, Term Loan, (1 month USD LIBOR + 10.50%), 12.80%, due 12/6/21	2,551,747	(e)(f)
590,004	Mohegan Tribal Gaming, Term Loan B, (1 month USD LIBOR + 4.00%), 6.30%, due 10/13/23	552,710	(c)(d)
		3,474,598

Publishing 0.4%
318,927	Harland Clarke Holdings Corp., Term Loan B7, (3 month USD LIBOR + 4.75%), 7.14%,
	due 11/3/23	298,196
675,000	R.R. Donnelley & Sons Company, Term Loan B, (3 month USD LIBOR + 5.00%), 7.28%, due 1/15/24	668,250
		966,446

Radio & Television 0.2%
569,968	Univision Communications Inc., Term Loan C5, (1 month USD LIBOR + 2.75%),
	5.05%, due 3/15/24	546,366

Retailers (except food & drug) 0.4%
1,001,314	Bass Pro Shops, Term Loan B, (1 month USD LIBOR + 5.00%), 7.30%, due 9/25/24	1,000,954

Telecommunications 0.6%
764,225	Centurylink, Term Loan B, (1 month USD LIBOR + 2.75%), 5.05%, due 1/31/25	755,627
740,000	Intelsat Jackson HLDG, Term Loan B3, (1 month USD LIBOR + 3.75%), 6.04%, due 11/27/23	740,000	(c)(d)
		1,495,627

Utilities 0.4%
744,511	Calpine Corp., Term Loan B6, (3 month USD LIBOR + 2.50%), 4.89%, due 1/15/23	742,836
275,162	Texas Competitive, Term Loan B2, (1 month USD LIBOR + 2.25%), 4.55%, due 12/14/23	275,266
		1,018,102
	Total Loan Assignments (Cost $24,063,269)	24,008,430

See Notes to Financial Statements	7

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

Corporate Bonds 136.5%

Advertising 3.0%
	Lamar Media Corp.
$370,000	5.00%, due 5/1/23	$369,305
360,000	5.75%, due 2/1/26	363,150
810,000	MDC Partners, Inc., 6.50%, due 5/1/24	664,200	(g)
	Nielsen Co. Luxembourg SARL
750,000	5.50%, due 10/1/21	753,750	(g)
1,020,000	5.00%, due 2/1/25	993,225	(g)
	Nielsen Finance LLC/Nielsen Finance Co.
460,000	4.50%, due 10/1/20	458,850
2,305,000	5.00%, due 4/15/22	2,244,494	(g)
	Outfront Media Capital LLC/Outfront Media Capital Corp.
365,000	5.63%, due 2/15/24	365,456
1,035,000	5.88%, due 3/15/25	1,038,881
		7,251,311

Aerospace & Defense 0.3%
710,000	BBA US Holdings, Inc., 5.38%, due 5/1/26	702,013	(g)

Auto Parts & Equipment 0.8%
	Goodyear Tire & Rubber Co.
620,000	4.88%, due 3/15/27	553,350
575,000	5.13%, due 11/15/23	564,075
900,000	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	838,125	(g)(h)
		1,955,550

Banking 0.6%
	CIT Group, Inc.
620,000	4.13%, due 3/9/21	618,450
820,000	4.75%, due 2/16/24	807,700
		1,426,150

Brokerage 1.7%
4,210,000	LPL Holdings, Inc., 5.75%, due 9/15/25	4,083,700	(g)

Building & Construction 4.0%
	Lennar Corp.
510,000	8.38%, due 1/15/21	549,525
405,000	5.38%, due 10/1/22	411,581
1,265,000	4.75%, due 11/15/22	1,252,603
960,000	4.88%, due 12/15/23	937,200
630,000	5.25%, due 6/1/26	601,688

See Notes to Financial Statements	8

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

	PulteGroup, Inc.
$1,170,000	4.25%, due 3/1/21	$1,167,192
490,000	5.50%, due 3/1/26	479,587
	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.
560,000	5.25%, due 4/15/21	557,900	(g)
1,150,000	5.63%, due 3/1/24	1,115,500	(g)

	Toll Brothers Finance Corp.
680,000	4.38%, due 4/15/23	653,854
250,000	5.63%, due 1/15/24	250,000
1,170,000	4.88%, due 3/15/27	1,079,325
845,000	4.35%, due 2/15/28	746,769
		9,802,724

Building Materials 0.5%
760,000	HD Supply, Inc., 5.38%, due 10/15/26	728,650	(g)
480,000	USG Corp., 5.50%, due 3/1/25	484,800	(g)
		1,213,450

Cable & Satellite Television 14.6%
375,000	Altice Financing SA, 6.63%, due 2/15/23	371,175	(g)
720,000	Altice France SA, 8.13%, due 2/1/27	710,712	(g)
	Altice Luxembourg SA
3,570,000	7.75%, due 5/15/22	3,302,250	(g)
2,235,000	7.63%, due 2/15/25	1,905,338	(g)
	Altice U.S. Finance I Corp.
200,000	5.38%, due 7/15/23	199,962	(g)
1,490,000	5.50%, due 5/15/26	1,451,349	(g)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,210,000	5.25%, due 9/30/22	1,216,050
2,090,000	5.13%, due 5/1/23	2,079,550	(g)
2,595,000	5.75%, due 2/15/26	2,569,050	(g)
1,880,000	5.00%, due 2/1/28	1,755,450	(g)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
2,029,000	5.13%, due 12/15/21	2,023,481	(g)
2,010,000	7.75%, due 7/15/25	2,120,550	(g)
	CSC Holdings LLC
890,000	6.63%, due 10/15/25	932,275	(g)
1,583,000	10.88%, due 10/15/25	1,826,386	(g)
785,000	5.50%, due 4/15/27	753,600	(g)
	DISH DBS Corp.
375,000	6.75%, due 6/1/21	378,750
1,635,000	5.88%, due 11/15/24	1,389,750
780,000	7.75%, due 7/1/26	698,100

See Notes to Financial Statements	9

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

	Numericable-SFR SA
$780,000	6.25%, due 5/15/24	$748,800	(g)
5,105,000	7.38%, due 5/1/26	4,900,800	(g)
565,000	UPCB Finance IV Ltd., 5.38%, due 1/15/25	549,745	(g)
360,000	Virgin Media Finance PLC, 6.00%, due 10/15/24	351,450	(g)
3,045,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	2,869,912	(g)
395,000	Ziggo B.V., 5.50%, due 1/15/27	362,413	(g)
		35,466,898

Chemicals 2.6%
545,000	CF Industries, Inc., 5.38%, due 3/15/44	479,600
	NOVA Chemicals Corp.
820,000	5.25%, due 8/1/23	791,300	(g)
1,960,000	4.88%, due 6/1/24	1,800,750	(g)
1,225,000	5.00%, due 5/1/25	1,114,750	(g)
855,000	5.25%, due 6/1/27	771,637	(g)
350,000	PQ Corp., 6.75%, due 11/15/22	360,500	(g)
920,000	WR Grace & Co-Conn, 5.13%, due 10/1/21	926,900	(g)
		6,245,437

Consumer - Commercial Lease Financing 6.1%
680,000	Avolon Holdings Funding Ltd., 5.13%, due 10/1/23	667,250	(g)
	Navient Corp.
785,000	8.00%, due 3/25/20	819,344
750,000	5.88%, due 3/25/21	757,500
370,000	6.63%, due 7/26/21	380,638
683,000	5.88%, due 10/25/24	643,728
675,000	6.75%, due 6/15/26	644,625
	Park Aerospace Holdings Ltd.
3,105,000	5.25%, due 8/15/22	3,081,712	(g)
1,815,000	5.50%, due 2/15/24	1,797,304	(g)
665,000	SLM Corp., 6.13%, due 3/25/24	647,544
	Springleaf Finance Corp.
895,000	7.75%, due 10/1/21	946,462
1,350,000	6.13%, due 5/15/22	1,356,750
1,180,000	6.88%, due 3/15/25	1,129,850
2,015,000	7.13%, due 3/15/26	1,909,212
		14,781,919

Electric - Generation 6.2%
	Calpine Corp.
1,995,000	6.00%, due 1/15/22	2,004,975	(g)
1,950,000	5.38%, due 1/15/23	1,847,625
1,060,000	5.75%, due 1/15/25	947,163

See Notes to Financial Statements	10

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

	Dynegy, Inc.
$1,205,000	5.88%, due 6/1/23	$1,223,075
2,043,000	7.63%, due 11/1/24	2,160,473
	NRG Energy, Inc.
2,365,000	7.25%, due 5/15/26	2,512,812
2,915,000	6.63%, due 1/15/27	3,013,381
1,325,000	Vistra Operations Co. LLC, 5.50%, due 9/1/26	1,305,125	(g)
		15,014,629

Electric - Integrated 2.6%
1,650,000	PPL Energy Supply LLC, 4.60%, due 12/15/21	1,546,875
	Talen Energy Supply LLC
4,195,000	9.50%, due 7/15/22	4,257,925	(g)
645,000	6.50%, due 6/1/25	480,525
		6,285,325

Electronics 0.4%
960,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	976,800	(g)

Energy - Exploration & Production 11.0%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
982,000	10.00%, due 4/1/22	1,081,427	(g)
2,930,000	7.00%, due 11/1/26	2,842,100	(g)
	Chesapeake Energy Corp.
3,940,000	8.00%, due 1/15/25	3,996,637
1,255,000	8.00%, due 6/15/27	1,247,156
	EP Energy LLC/Everest Acquisition Finance, Inc.
580,000	7.75%, due 9/1/22	406,000
2,760,000	6.38%, due 6/15/23	1,600,800
2,616,000	9.38%, due 5/1/24	1,988,160	(g)
355,000	Newfield Exploration Co., 5.38%, due 1/1/26	358,330
	Oasis Petroleum, Inc.
842,000	6.88%, due 3/15/22	847,263
1,340,000	6.25%, due 5/1/26	1,316,550	(g)
	Range Resources Corp.
565,000	5.00%, due 8/15/22	555,113
2,150,000	5.00%, due 3/15/23	2,080,125
2,895,000	Sanchez Energy Corp., 6.13%, due 1/15/23	1,078,387
	SM Energy Co.
632,000	6.13%, due 11/15/22	639,900
550,000	5.00%, due 1/15/24	523,875
1,840,000	6.63%, due 1/15/27	1,849,200
	Whiting Petroleum Corp.
990,000	5.75%, due 3/15/21	996,188
1,345,000	6.25%, due 4/1/23	1,361,812
355,000	6.63%, due 1/15/26	355,888

See Notes to Financial Statements	11

Schedule of Investments High Yield Strategies Fund Inc.
(cont’d)

PRINCIPAL AMOUNT		VALUE

	WPX Energy, Inc.
$750,000	5.25%, due 9/15/24	$740,625
890,000	5.75%, due 6/1/26	885,550
		26,751,086

Food & Drug Retail 0.6%
1,625,000	Albertsons Cos. LLC/Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 5.75%, due 3/15/25	1,430,000

Food - Wholesale 1.1%
	Post Holdings, Inc.
1,400,000	5.50%, due 3/1/25	1,353,625	(g)
650,000	5.75%, due 3/1/27	620,750	(g)
815,000	5.63%, due 1/15/28	766,345	(g)
		2,740,720

Gaming 4.1%
	Boyd Gaming Corp.
1,235,000	6.88%, due 5/15/23	1,282,856
2,760,000	6.38%, due 4/1/26	2,735,850
930,000	Eldorado Resorts, Inc., 6.00%, due 9/15/26	912,562	(g)
480,000	Int’l Game Technology PLC, 6.25%, due 1/15/27	474,000	(g)
	MGM Resorts Int’l
290,000	5.25%, due 3/31/20	293,625
830,000	6.63%, due 12/15/21	869,168
1,865,000	5.75%, due 6/15/25	1,818,375
1,060,000	VICI Properties 1 LLC/VICI FC, Inc., 8.00%, due 10/15/23	1,163,350
555,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	527,944	(g)
		10,077,730

Gas Distribution 5.3%
1,305,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,272,375
730,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	750,075
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
465,000	6.25%, due 4/1/23	474,300
345,000	5.75%, due 4/1/25	344,138
1,115,000	DCP Midstream LLC, (3 month USD LIBOR + 3.85%), 5.85%, due 5/21/43	997,925	(a)(g)
380,000	DCP Midstream Operating L.P., 5.60%, due 4/1/44	343,900
350,000	Energy Transfer Equity L.P., 5.88%, due 1/15/24	367,500
	NuStar Logistics L.P.
190,000	4.75%, due 2/1/22	187,863
440,000	5.63%, due 4/28/27	420,750
2,275,000	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	2,149,875
3,135,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	3,001,762

See Notes to Financial Statements	12

Schedule of Investments High Yield Strategies Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		VALUE

	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
$600,000	4.25%, due 11/15/23	$575,430
205,000	6.75%, due 3/15/24	214,738
685,000	5.13%, due 2/1/25	666,162
1,105,000	5.00%, due 1/15/28	1,046,987
		12,813,780

Health Facilities 5.2%
915,000	Columbia/HCA Corp., 7.69%, due 6/15/25	999,638	(i)
	HCA, Inc.
1,855,000	4.75%, due 5/1/23	1,873,550
1,285,000	5.00%, due 3/15/24	1,300,259
1,120,000	5.25%, due 4/15/25	1,143,800
1,845,000	5.38%, due 9/1/26	1,831,162
	Tenet Healthcare Corp.
790,000	7.50%, due 1/1/22	823,575	(g)
355,000	8.13%, due 4/1/22	369,644
1,030,000	6.75%, due 6/15/23	1,027,116
865,000	4.63%, due 7/15/24	833,730
2,215,000	6.88%, due 11/15/31	1,960,275
570,000	THC Escrow Corp., 7.00%, due 8/1/25	559,096
		12,721,845

Health Services 1.7%
770,000	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	735,350
730,000	DaVita, Inc., 5.75%, due 8/15/22	736,118
1,540,000	IQVIA, Inc., 5.00%, due 10/15/26	1,481,757	(g)
1,185,000	Service Corp. Int’l, 5.38%, due 5/15/24	1,198,331
		4,151,556

Hotels 0.6%
1,160,000	ESH Hospitality, Inc., 5.25%, due 5/1/25	1,097,650	(g)
520,000	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/26	508,300	(g)
		1,605,950

Integrated Energy 1.2%
	Cheniere Energy Partners L.P.
2,185,000	5.25%, due 10/1/25	2,144,031
745,000	5.63%, due 10/1/26	733,825	(g)
		2,877,856

Investments & Misc. Financial Services 0.6%
	MSCI, Inc.
265,000	5.25%, due 11/15/24	266,988	(g)
1,195,000	5.75%, due 8/15/25	1,227,862	(g)
		1,494,850

See Notes to Financial Statements	13

Schedule of Investments High Yield Strategies Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		VALUE

Managed Care 1.9%
	Centene Corp.
$1,050,000	6.13%, due 2/15/24	$1,097,250
615,000	5.38%, due 6/1/26	624,225	(g)
1,515,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	1,538,967	(g)
1,375,000	WellCare Health Plans, Inc., 5.38%, due 8/15/26	1,371,563	(g)
		4,632,005

Media Content 4.6%
755,000	AMC Networks, Inc., 4.75%, due 8/1/25	701,848
370,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/1/24	371,850	(g)
	Netflix, Inc.
480,000	4.38%, due 11/15/26	439,500
320,000	4.88%, due 4/15/28	293,600	(g)
340,000	6.38%, due 5/15/29	339,788	(g)
	Sinclair Television Group, Inc.
730,000	5.38%, due 4/1/21	729,087
830,000	5.13%, due 2/15/27	747,000	(g)
	Sirius XM Radio, Inc.
155,000	4.63%, due 5/15/23	150,738	(g)
2,245,000	6.00%, due 7/15/24	2,295,063	(g)
2,065,000	5.38%, due 7/15/26	2,019,570	(g)
800,000	5.00%, due 8/1/27	751,752	(g)
	Univision Communications, Inc.
358,000	6.75%, due 9/15/22	365,160	(g)
1,460,000	5.13%, due 5/15/23	1,375,320	(g)
565,000	WMG Acquisition Corp., 5.00%, due 8/1/23	557,937	(g)
		11,138,213

Medical Products 0.3%
765,000	Hologic, Inc., 4.38%, due 10/15/25	717,188	(g)

Metals - Mining Excluding Steel 5.0%
370,000	Arconic, Inc., 5.13%, due 10/1/24	363,062
	FMG Resources (August 2006) Pty Ltd.
495,000	4.75%, due 5/15/22	475,200	(g)
505,000	5.13%, due 5/15/24	479,750	(g)
	Freeport-McMoRan, Inc.
2,065,000	3.88%, due 3/15/23	1,910,125
1,810,000	5.40%, due 11/14/34	1,583,750
1,180,000	5.45%, due 3/15/43	1,000,050
3,420,000	Hudbay Minerals, Inc., 7.63%, due 1/15/25	3,428,550	(g)
	Novelis Corp.
370,000	6.25%, due 8/15/24	366,300	(g)
2,460,000	5.88%, due 9/30/26	2,318,550	(g)
320,000	Teck Resources Ltd., 6.25%, due 7/15/41	319,200
		12,244,537

See Notes to Financial Statements	14

Schedule of Investments High Yield Strategies Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		VALUE

Oil Field Equipment & Services 1.7%
	Precision Drilling Corp.
$2,060,000	7.75%, due 12/15/23	$2,142,400
2,050,000	5.25%, due 11/15/24	1,901,375
		4,043,775

Packaging 3.8%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
400,000	4.25%, due 9/15/22	388,000	(g)
210,000	4.63%, due 5/15/23	204,225	(g)
2,625,000	6.00%, due 2/15/25	2,460,938	(g)
1,040,000	Berry Plastics Corp., 5.13%, due 7/15/23	1,034,800
900,000	BWAY Holding Co., 5.50%, due 4/15/24	864,000	(g)
705,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/26	665,344	(g)
	Reynolds Group Issuer, Inc.
1,434,279	5.75%, due 10/15/20	1,434,279
265,101	6.88%, due 2/15/21	267,089
1,900,000	5.13%, due 7/15/23	1,859,625	(g)
		9,178,300

Personal & Household Products 0.8%
	Energizer Holdings, Inc.
75,000	4.70%, due 5/19/21	75,000
1,030,000	4.70%, due 5/24/22	1,001,675
320,000	Prestige Brands, Inc., 6.38%, due 3/1/24	316,000	(g)
570,000	Spectrum Brands, Inc., 5.75%, due 7/15/25	552,900
		1,945,575

Pharmaceuticals 3.2%
695,000	Endo Finance LLC/Endo Finco, Inc., 5.38%, due 1/15/23	592,487	(g)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
1,125,000	6.00%, due 7/15/23	969,975	(g)
360,000	6.00%, due 2/1/25	301,500	(g)
430,000	Mallinckrodt Int’l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	346,150	(g)
	Valeant Pharmaceuticals Int’l, Inc.
210,000	6.50%, due 3/15/22	217,350	(g)
215,000	5.50%, due 3/1/23	203,713	(g)
945,000	5.88%, due 5/15/23	903,656	(g)
330,000	7.00%, due 3/15/24	345,573	(g)
2,810,000	6.13%, due 4/15/25	2,584,357	(g)
1,265,000	5.50%, due 11/1/25	1,239,700	(g)
		7,704,461

Printing & Publishing 0.5%
1,060,000	Harland Clarke Holdings Corp., 8.38%, due 8/15/22	956,650	(g)
318,000	R.R. Donnelley & Sons Co., 7.88%, due 3/15/21	329,925
		1,286,575

See Notes to Financial Statements	15

Schedule of Investments High Yield Strategies Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		VALUE

Real Estate Investment Trusts 2.7%
	MPT Operating Partnership L.P./MPT Finance Corp.
$1,175,000	6.38%, due 3/1/24	$1,216,125
2,185,000	5.50%, due 5/1/24	2,206,850
1,535,000	5.25%, due 8/1/26	1,481,275
1,835,000	5.00%, due 10/15/27	1,724,349
		6,628,599

Recreation & Travel 0.6%
795,000	NCL Corp. Ltd., 4.75%, due 12/15/21	795,000	(g)
665,000	Six Flags Entertainment Corp., 4.88%, due 7/31/24	628,425	(g)
		1,423,425

Restaurants 1.7%
	1011778 BC ULC/New Red Finance, Inc.
810,000	4.63%, due 1/15/22	802,811	(g)
985,000	4.25%, due 5/15/24	923,438	(g)
1,335,000	5.00%, due 10/15/25	1,251,562	(g)
1,185,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	1,164,263	(g)
		4,142,074

Software - Services 4.1%
	CDK Global, Inc.
285,000	5.00%, due 10/15/24	281,352
420,000	5.88%, due 6/15/26	423,150
389,000	4.88%, due 6/1/27	364,201
	First Data Corp.
1,015,000	7.00%, due 12/1/23	1,052,555	(g)
1,415,000	5.00%, due 1/15/24	1,400,850	(g)
1,142,000	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,147,710	(g)(h)
1,090,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/25	1,080,463	(g)
1,570,000	Nuance Communications, Inc., 6.00%, due 7/1/24	1,589,625
2,940,000	Rackspace Hosting, Inc., 8.63%, due 11/15/24	2,763,600	(g)
		10,103,506

Specialty Retail 0.9%
1,750,000	Liberty Media Corp., 8.50%, due 7/15/29	1,846,250
455,000	QVC, Inc., 5.45%, due 8/15/34	403,233
		2,249,483

Steel Producers - Products 0.8%
1,869,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/25	1,962,450	(g)

Support - Services 9.8%
2,815,000	ADT Corp., 4.88%, due 7/15/32	2,216,812	(g)
2,205,000	Anna Merger Sub, Inc., 7.75%, due 10/1/22	727,650	(g)

See Notes to Financial Statements	16

Schedule of Investments High Yield Strategies Fund Inc.

(cont’d)

PRINCIPAL AMOUNT		VALUE

	Aramark Services, Inc.
$1,485,000	5.13%, due 1/15/24	$1,477,575
415,000	5.00%, due 2/1/28	393,731	(g)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
560,000	5.13%, due 6/1/22	574,353	(g)
150,000	5.50%, due 4/1/23	145,875
2,915,000	5.25%, due 3/15/25	2,608,925	(g)
	Hertz Corp.
575,000	5.88%, due 10/15/20	558,469
375,000	7.63%, due 6/1/22	359,231	(g)
4,845,000	5.50%, due 10/15/24	3,730,650	(g)
550,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/26	506,000	(g)
	Iron Mountain, Inc.
1,385,000	6.00%, due 8/15/23	1,417,894
1,701,000	5.75%, due 8/15/24	1,669,106
530,000	5.25%, due 3/15/28	475,675	(g)
2,580,000	Olympus Merger Sub, Inc., 8.50%, due 10/15/25	2,328,450	(g)
2,850,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	3,011,595	(g)
375,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/25	369,375	(g)
565,000	ServiceMaster Co. LLC, 5.13%, due 11/15/24	543,813	(g)
795,000	United Rentals N.A., Inc., 5.75%, due 11/15/24	796,988
		23,912,167

Technology Hardware & Equipment 1.7%
	CDW LLC/CDW Finance Corp.
935,000	5.00%, due 9/1/23	930,325
400,000	5.00%, due 9/1/25	390,000
1,590,000	CommScope Technologies LLC, 6.00%, due 6/15/25	1,546,275	(g)
440,000	CommScope, Inc., 5.00%, due 6/15/21	438,570	(g)
890,000	Project Homestake Merger Corp., 8.88%, due 3/1/23	816,575	(g)
		4,121,745

Telecom - Satellite 2.3%
	Intelsat Jackson Holdings SA
4,610,000	5.50%, due 8/1/23	4,125,950
875,000	8.50%, due 10/15/24	859,688	(g)
627,000	Intelsat Luxembourg SA, 8.13%, due 6/1/23	526,774
		5,512,412

Telecom - Wireless 5.3%
	Sprint Corp.
1,040,000	7.88%, due 9/15/23	1,110,200
2,845,000	7.13%, due 6/15/24	2,909,012
2,865,000	7.63%, due 3/1/26	2,967,066
770,000	Sprint Nextel Corp., 9.00%, due 11/15/18	771,540	(g)

See Notes to Financial Statements	17

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

	T-Mobile USA, Inc.
$1,620,000	6.00%, due 3/1/23	$1,656,612
445,000	6.00%, due 4/15/24	456,125
390,000	6.50%, due 1/15/26	411,450
575,000	4.50%, due 2/1/26	538,166
2,425,000	Wind Tre SpA, 5.00%, due 1/20/26	2,064,160	(g)
		12,884,331

Telecom - Wireline Integrated & Services 8.0%
3,079,000	Citizens Communications Co., 9.00%, due 8/15/31	1,893,585	(i)
2,840,000	Embarq Corp., 8.00%, due 6/1/36	2,705,100
1,075,000	Equinix, Inc., 5.88%, due 1/15/26	1,091,125
	Frontier Communications Corp.
270,000	7.13%, due 1/15/23	179,550
610,000	7.63%, due 4/15/24	366,000
5,925,000	11.00%, due 9/15/25	4,340,062
	Level 3 Financing, Inc.
1,610,000	5.38%, due 8/15/22	1,612,012
835,000	5.13%, due 5/1/23	828,738
705,000	5.38%, due 1/15/24	697,950
560,000	Telecom Italia Capital SA, 6.00%, due 9/30/34	505,400
2,111,000	U.S. West Communications Group, 6.88%, due 9/15/33	2,042,323
	Zayo Group LLC/Zayo Capital, Inc.
580,000	6.00%, due 4/1/23	591,600
660,000	6.38%, due 5/15/25	674,850
1,950,000	5.75%, due 1/15/27	1,911,390	(g)
		19,439,685

Theaters & Entertainment 2.0%
	AMC Entertainment Holdings, Inc.
2,335,000	5.75%, due 6/15/25	2,159,875
2,275,000	6.13%, due 5/15/27	2,090,156
755,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/24	722,913	(g)
		4,972,944
	Total Corporate Bonds (Cost $348,271,359)	332,114,729

See Notes to Financial Statements	18

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

PRINCIPAL AMOUNT		VALUE

Convertible Bonds 0.4%
Energy - Exploration & Production 0.4%
$955,000	Chesapeake Energy Corp., 5.50%, due 9/15/26 (Cost $953,449)	$897,820

Asset-Backed Securities 2.3%
250,000	Annisa CLO Ltd., Ser. 2016-2A, Class ER, (3 month USD LIBOR + 6.00%), 8.45%, due 7/20/31	249,435	(a)(g)
250,000	Canyon Capital CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.75%),
	8.19%, due 7/15/31	245,310	(a)(g)
1,000,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3 month USD LIBOR + 6.00%),
	8.34%, due 7/15/31	990,020	(a)(g)
350,000	Galaxy XXVI CLO Ltd., Ser. 2018-26A, Class E (3 month USD LIBOR + 5.85%), due 11/22/31	346,500	(a)(d)(g)(j)(k)
250,000	KKR CLO 14 Ltd., Ser. 2014, Class ER, (3 month USD LIBOR + 6.15%), 8.59%, due 7/15/31	251,889	(a)(g)
400,000	Madison Park Funding XIV Ltd., Ser. 2014-14A, Class ER (3 month USD LIBOR + 5.80%),
	8.27%, due 10/22/30	397,252	(a)(d)(g)(k)
	Magnetite CLO Ltd.
600,000	Ser. 2014-8A, Class ER2, (3 month USD LIBOR + 5.65%), 8.09%, due 4/15/31	599,986	(a)(g)
500,000	Ser. 2015-12A, Class ER, (3 month USD LIBOR + 5.68%), 8.12%, due 10/15/31	497,619	(a)(g)
675,000	Octagon Investment Partners 27 Ltd., Ser. 2016-1A, Class ER, (3 month USD LIBOR + 5.95%),
	8.39%, due 7/15/30	676,335	(a)(g)
400,000	Octagon Investment Partners 39 Ltd., Ser. 2018-3A, Class E (3 month USD LIBOR + 5.75%),
	due 10/20/30	394,998	(a)(d)(g)(j)
650,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3 month USD LIBOR + 5.87%), 8.31%, due 4/16/31	643,284	(a)(g)
250,000	Voya CLO Ltd., Ser. 2016-3A, Class DR, (3 month USD LIBOR + 6.08%), 8.55%, due 10/18/31	248,125	(a)(g)(k)
	Total Asset-Backed Securities (Cost $5,544,375)	5,540,753

NUMBER OF SHARES

Short-Term Investments 2.5%
Investment Companies 2.5%
6,173,997	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.09%(l)
	(Cost $6,173,997)	6,173,997	(i)
Total Investments 151.5% (Cost $385,006,449)		368,735,729
Liabilities Less Other Assets (37.1)%		(90,417,632	)(m)
Liquidation Value of Mandatory Redeemable Preferred Shares (14.4)%		(35,000,000)
Net Assets Applicable to Common Stockholders 100.0%		$243,318,097

(a)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2018 and changes periodically.

Benchmarks for Variable/Floating Rates:

LIBOR = London Interbank Offered Rate

(b)	The stated interest rate represents the weighted average interest rate at October 31, 2018 of the underlying contracts within the Loan Assignment. Interest rates on the underlying contracts are primarily determined by reference to the indicated base lending rate and spread, which are indicated in the security description, and the reset period, which is generally weekly, monthly or quarterly.

See Notes to Financial Statements	19

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

(c)	All or a portion of this security was purchased on a delayed delivery basis.

(d)	All or a portion of this security had not settled as of October 31, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)	Illiquid security.

(f)	Value determined using significant unobservable inputs.

(g)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to $167,327,443 which represents 68.8% of net assets applicable to common stockholders of the Fund. Securities denoted with (g) but without (e) have been deemed by the investment manager to be liquid.

(h)	Payment-in-kind (PIK) security.

(i)	All or a portion of this security is segregated in connection with obligations for swap contracts, when-issued and/or delayed delivery securities with a total value of $9,067,220.

(j)	When-issued security. Total value of all such securities at October 31, 2018 amounted to $741,498, which represents 0.3% of net assets applicable to common stockholders of the Fund.

(k)	Security fair valued as of October 31, 2018 in accordance with procedures approved by the Board of Directors. Total value of all such securities at October 31, 2018 amounted to $991,877, which represents 0.4% of net assets applicable to common stockholders of the Fund.

(l)	Represents 7-day effective yield as of October 31, 2018.

(m)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2018.

See Notes to Financial Statements	20

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

Derivative Instruments

Interest rate swap contracts (“interest rate swaps”)

At October 31, 2018, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

							Accrued
		Fund Pays/				Unrealized	Net Interest
	Notional	Receives	Floating Rate	Annual	Maturity	Appreciation/	Receivable/
Clearinghouse	Amount	Floating Rate	Index	Fixed-rate	Date	(Depreciation)	(Payable)	Value
CME Group, Inc.	$20,000,000	Receive	3-month LIBOR(a)	1.29%(b)	4/17/2019	$125,575	$10,358	$135,933
CME Group, Inc.	25,000,000	Receive	3-month LIBOR(a)	1.14%(b)	6/17/2021	1,235,666	(32,165)	1,203,501
CME Group, Inc.	20,000,000	Receive	3-month LIBOR(a)	0.99%(b)	6/29/2021	1,073,400	(22,300)	1,051,100
Total						$2,434,641	$(44,107)	$2,390,534

(a)	Payment frequency-quarterly.

(b)	Payment frequency-semi-annually.

LIBOR = London Interbank Offered Rate

For the year ended October 31, 2018, the average notional value of interest rate swaps was $80,764,246 when the Fund paid the fixed rate.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2018:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Lodging & Casinos	$—	$922,851	$2,551,747	$3,474,598
Other Loan Assignments(a)	—	20,533,832	—	20,533,832
Total Loan Assignments	—	21,456,683	2,551,747	24,008,430
Corporate Bonds(a)	—	332,114,729	—	332,114,729
Convertible Bonds(a)	—	897,820	—	897,820
Asset-Backed Securities	—	5,540,753	—	5,540,753
Short-Term Investments	—	6,173,997	—	6,173,997
Total Investments	$—	$366,183,982	$2,551,747	$368,735,729

(a)	The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements	21

Schedule of Investments High Yield Strategies Fund Inc. (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change in
										unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as
	11/1/2017	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2018	of 10/31/2018
Investments in
Securities:
Loan
Assignments(c)
Health Care	$1,149,032	$—	$—	$—	$—	$—	$—	$(1,149,032)	$—	$—
Leisure
Goods –
Activities –
Movies	492,939	55	8,851	(11,343)	—	(490,502)	—	—	—	—
Lodging &
Casinos	2,844,800	(13,148)	6,092	(158,997)	—	(127,000)	—	—	2,551,747	(158,997)
Corporate
Bonds
Chemicals	45	—	—	(44)	—	(1)	—	—	—	—
Total	$4,486,816	$(13,093)	$14,943	$(170,384)	$—	$(617,503)	$—	$(1,149,032)	$2,551,747	$(158,997)

(c)	Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)	As of the year ended October 31, 2018, these securities were valued in accordance with procedures approved by the Board of Directors. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2018:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$2,390,534	$—	$2,390,534
Total	$—	$2,390,534	$—	$2,390,534

See Notes to Financial Statements	22

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
October 31,
2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$368,735,729
Cash	16,659
Interest receivable	5,808,599
Receivable for securities sold	1,041,040
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)	2,390,534
Prepaid expenses and other assets	17,507
Total Assets	378,010,068
Liabilities
Notes payable (net of unamortized deferred issuance costs of $110,770) (Note A)	89,889,230
Mandatory Redeemable Preferred Shares, Series B ($25,000 liquidation value per share; 1,400 shares issued
and outstanding) (Note A)	35,000,000
Distributions payable—preferred shares	158,207
Distributions payable—common stock	1,109
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	1,991,095
Payable to investment manager-net (Note B)	189,817
Payable for securities purchased	6,995,307
Payable to administrator-net (Note B)	15,818
Payable to directors	2,245
Interest payable (Note A)	304,819
Accrued expenses and other payables	144,324
Total Liabilities	134,691,971
Net Assets applicable to Common Stockholders	$243,318,097
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$274,349,413
Total distributable earnings/(losses)	(31,031,316)
Net Assets applicable to Common Stockholders	$243,318,097
Shares of Common Stock Outstanding ($0.0001 par value; 999,999,997,100 shares authorized)	19,540,585
Net Asset Value Per Share of Common Stock Outstanding	$12.45
* Cost of Investments	$385,006,449

(a)      Unaffiliated issuers

See Notes to Financial Statements	23

Statement of Operations

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Year
Ended
October 31, 2018
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$22,326,528
Expenses:
Investment management fees (Note B)	2,264,287
Administration fees (Note B)	188,691
Audit fees	64,470
Basic maintenance expense (Note A)	22,333
Custodian and accounting fees	168,814
Insurance expense	12,789
Legal fees	76,609
Stockholder reports	36,653
Stock exchange listing fees	8,384
Stock transfer agent fees	30,393
Distributions to mandatory redeemable preferred shareholders (Note A)	1,566,299
Directors’ fees and expenses	46,095
Interest expense (Note A)	2,955,041
Miscellaneous	36,429
Total net expenses	7,477,287
Net investment income/(loss)	$14,849,241
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,422,946
Expiration or closing of swap contracts	460,021
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(20,808,780)
Swap contracts	983,866
Net gain/(loss) on investments	(17,941,947)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$(3,092,706)

See Notes to Financial Statements	24

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD
	STRATEGIES FUND INC.
	Year Ended	Year Ended
	October 31,	October 31,
	2018	2017
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$14,849,241	$17,065,147
Net realized gain/(loss) on investments	1,882,967	8,467,511
Change in net unrealized appreciation/(depreciation) of investments	(19,824,914)	(1,659,109)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting
from operations	(3,092,706)	23,873,549
Distributions to Common Stockholders From (Note A):
Distributable earnings(a)	(15,489,822)	(17,014,615)
Tax return of capital	(594,033)	(718,466)
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders		6,140,468
Net Assets Applicable to Common Stockholders:
Beginning of year	262,494,658	256,354,190
End of year	$243,318,097	$262,494,658

(a)       See Note A of Notes to Financial Statements.

See Notes to Financial Statements	25

Statement of Cash Flows

Neuberger Berman

HIGH YIELD
STRATEGIES
FUND INC.
For the Year
Ended
October 31, 2018
Increase/(decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets applicable to Common Stockholders resulting from operations	$(3,092,706)
Adjustments to reconcile net decrease in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(246,004,284)
Proceeds from disposition of investment securities	239,035,421
Purchase/sale of short-term investment securities, net	4,523,774
Increase in receivable/(payable) for accumulated variation margin on centrally cleared swaps	(1,392,432)
Unrealized appreciation of centrally cleared swaps	838,027
Decrease in interest receivable	14,669
Decrease in deferred offering costs	22,334
Increase in prepaid expenses and other assets	(274)
Decrease in receivable for securities sold	81,650
Increase in cash collateral segregated for centrally cleared swap contracts	1,520,007
Increase in accumulated unpaid dividends on preferred shares	38,446
Increase in payable for securities purchased	1,319,280
Increase in interest payable	95,863
Net amortization of premium/(discount) on investments	1,137,888
Decrease in payable to investment manager	(7,783)
Decrease in payable to directors	(127)
Decrease in accrued expenses and other payables	(62,757)
Unrealized depreciation on investment securities of unaffiliated issuers	20,808,780
Unrealized appreciation on swap contracts	(983,866)
Net realized gain from transactions in investment securities of unaffiliated issuers	(1,422,946)
Net realized gain from expiration or closing of swap contracts	(460,021)
Net cash provided by (used in) operating activities	$16,008,943
Cash flows from financing activities:
Cash distributions paid on common stock	(16,106,019)
Net cash provided by (used in) financing activities	(16,106,019)
Net increase/(decrease) in cash	(97,076)
Cash:
Beginning balance	113,735
Ending balance	$16,659
Supplemental disclosure
Cash paid for interest	$2,859,178

See Notes to Financial Statements	26

Notes to Financial Statements High Yield Strategies Fund Inc.

Note A—Summary of Significant Accounting Policies:

1	General: Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”) was organized as a Maryland corporation on March 18, 2010, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Under the 1940 Act, the status of a fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. The Fund is currently a diversified fund. The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Convertible Bonds.Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

High Yield Securities.Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the year ended October 31, 2018 was $737.

4

Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

28

The Fund has adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2018, the Fund did not have any unrecognized tax positions.

At October 31, 2018, the cost for all long security positions and derivative instruments (if any) for U.S. federal income tax basis was $385,092,100. Gross unrealized appreciation of long security positions was $3,840,610 and gross unrealized depreciation of long security positions was $17,762,340 resulting in net unrealized depreciation of $13,921,730 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the tax treatment of non-deductible restructuring costs. These reclassifications had no effect on net income, NAV applicable to common stockholders or NAV per share of common stock of the Fund. For the year ended October 31, 2018, the Fund recorded the following permanent reclassifications:

Total
Distributable
Paid-in Capital	Earnings/(Losses)
$(22,334)	$22,334

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017
$17,056,121	$18,261,406	$—	$—	$594,033	$718,466	$17,650,154	$18,979,872

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed	Undistributed	Unrealized	Loss	Other
Ordinary	Long-Term	Appreciation/	Carryforwards	Temporary
Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
$—	$—	$(13,921,730)	$(16,950,269)	$(159,317)	(31,031,316)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, distribution payments, swap accruals and delayed settlement compensation on bank loans.

29

To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2018, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$15,689,749	$1,260,520

During the year ended October 31, 2018, the Fund utilized capital loss carryforwards of $1,489,810.

5	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6

Distributions to common stockholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common stockholders. The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund’s ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on any preferred shares, interest paid on any notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund’s distributions for the calendar year 2018 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the U.S. Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred stockholders are accrued and determined as described in Note A-8.

On October 31, 2018, the Fund declared a monthly distribution to common stockholders in the amount of $0.0658 per share, payable on November 30, 2018 to stockholders of record on November 15, 2018, with an ex-date of November 14, 2018. Subsequent to October 31, 2018, the Fund declared a monthly distribution on November 30, 2018 to common stockholders in the amount of $0.0658 per share, payable on December 31, 2018 to stockholders of record on December 17, 2018, with an ex-date of December 14, 2018.

7

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

8

Financial leverage: In September 2013, the Fund issued privately placed notes (“New PNs”) with an aggregate principal value of $90,000,000 and Mandatory Redeemable Preferred Shares, Series B (“MRPS” and, together with the New PNs, “Private Securities”) with an aggregate liquidation preference of $35,000,000.

The New PNs and MRPS have a maturity date of September 18, 2023. The interest on the New PNs is accrued daily and paid quarterly. The MRPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). Distributions on the MRPS are accrued daily and paid quarterly. For financial reporting purposes only, the liquidation preference of the MRPS is recognized as a liability in the Statement of Assets and Liabilities.

30

During the year ended October 31, 2018, the average principal balance outstanding and average annualized interest rate of the New PNs were $90,000,000 and 3.21%, respectively. During the year ended October 31, 2018, the average aggregate liquidation preference outstanding and average annualized distribution rate of the MRPS were $35,000,000 and 4.41%, respectively.

The table below sets forth key terms of the MRPS.

	Mandatory			Aggregate
	Redemption	Interest	Shares	Liquidation
Series	Date	Rate	Outstanding	Preference
Series B	9/18/23	4.7861%*	1,400	$35,000,000

* Floating rate effective for the year ended October 31, 2018.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the New PNs and MRPS. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem MRPS or prepay the New PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing shares of common stock and/or could trigger the mandatory redemption of MRPS at Liquidation Value and certain expenses and/or mandatory prepayment of New PNs at par plus accrued but unpaid interest and certain expenses. The holders of MRPS are entitled to one vote per share and will vote with holders of shares of common stock as a single class, except that the holders of MRPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of MRPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on MRPS for two consecutive years.

9

Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Due to the likelihood of volatility and potential illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund’s shares of common stock may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10

Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2018, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, at October 31, 2018. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest rate swaps: During the year ended October 31, 2018 the Fund used interest rate swap contracts to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment that is intended to approximate all

31

or a portion of the Fund’s variable-rate payment obligations on the Fund’s Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a quarterly or semi annually basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any interest rate swap transaction, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/ losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund’s total net assets applicable to common stockholders or its total net increase (decrease) in net assets applicable to common stockholders resulting from operations.

Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the fund’s exposure to the credit risk of the original counterparty. A fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

For financial reporting purposes unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) on swap contracts to determine the market value of swaps as presented in the table below.

At October 31, 2018, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Asset Derivatives	Interest Rate Risk	Statement of Assets and Liabilities Location
Centrally cleared swaps	$2,390,534	Receivable/Payable for accumulated variation margin on centrally
		cleared swap contracts
Total Value - Assets	$2,390,534

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2018, was as follows:

Realized Gain/(Loss)
	Interest Rate Risk	Statement of Operations Location
Swaps	$460,021	Net realized gain/(loss)
Total Realized Gain/(Loss)	$460,021	on: expiration or closing of swap contracts

Change in Appreciation/(Depreciation)
	Interest Rate Risk	Statement of Operations Location
Swaps	$983,866	Change in net unrealized appreciation/
Total Change in Appreciation/(Depreciation)	$983,866	(depreciation) in value of: swap contracts

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11

Securities Lending: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and the Fund until the close of the transaction. The Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2018, the Fund did not participate in securities lending.

12

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

13

Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the New PNs and the AA rating on the MRPS. “Discounted value” refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee computed at an annual rate of 0.60% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any MRPS outstanding and borrowings under the New PNs are not considered liabilities.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the year ended October 31, 2018, there were purchases and sales of long-term securities (excluding swap contracts) of $233,958,715 and $226,938,826, respectively.

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Note D—Legal Matters:

On June 1, 2015, the Fund was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, “GM”) to the defendants shortly prior to and after GM’s Chapter 11 bankruptcy filing on June 1, 2009 (the “Petition Date”). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the “Term Loan Agreement”); that the payments occurred both during the ninety (90) days prior to the Petition Date (the “Prepetition Transfer”) and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM’s postpetition financing (the “Postpetition Transfer”); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against the Fund relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants’ right to the Postpetition Transfer. On September 26, 2017, the Bankruptcy Court issued its decision with respect to (a) the final list of fixtures that still secure the term loan; and (b) the valuation of those fixtures. The Bankruptcy Court held that 33 of the 40 assets at issue were fixtures and that the majority of the assets should be valued on a going concern basis. The Motors Liquidation Company Avoidance Action Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018. The parties agreed to attend mediation in front of David Geronemus, Esq. in an attempt to consensually resolve the dispute. While no resolution was reached on a global settlement, the mediation sessions helped narrow the remaining issues in the litigation. The parties are proceeding with additional discovery to continue narrowing the issues in the case and anticipate having another trial in the Spring of 2019 to determine whether an additional 11 representative assets are fixtures. During 2009, the Fund received pay downs from GM in connection with the term loan totaling approximately $3.0 million. The Fund cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. The Fund will incur legal expenses associated with the defense of the lawsuit.

Note E—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Fund’s custodian, State Street, announced that it had identified inconsistencies in the way in which the Fund was invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the year ended October 31, 2017.

Expenses	Interest Paid to
Refunded	the Fund
$51,210	$3,677

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Note F—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the Securities and Exchange Commission (“SEC”) Release #33-10532 “Disclosure Update and Simplification”, the Fund is no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended October 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At October 31, 2017, the distributions from net investment income and undistributed net investment income/(loss) were as follows:

Undistributed net
investment income at
Net Investment Income	10/31/17
$(17,014,615)	$47,202

On August 26, 2016, FASB issued a new ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

35

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2018	2017		2016		2015	2014
Common Stock Net Asset Value,
Beginning of Year	$13.43	$13.12		$12.68		$14.42	$14.67
Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.76	0.87		0.92		1.02	1.10
Net Gains or Losses on Securities
(both realized and unrealized)	(0.92)	0.35		0.48		(1.75)	(0.27)
Total From Investment Operations
Applicable to Common Stockholders	(0.16)	1.22		1.40		(0.73)	0.83

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.79)	(0.87)		(0.90)		(0.94)	(1.08)
Tax Return of Capital	(0.03)	(0.04)		(0.06)		(0.07)	—
Total Distributions to
Common Stockholders	(0.82)	(0.91)		(0.96)		(1.01)	(1.08)
Voluntary Contribution
from Management	—	—		0.00		—	0.00
Common Stock Net Asset Value,
End of Year	$12.45	$13.43		$13.12		$12.68	$14.42
Common Stock Market Value,
End of Year	$10.33	$12.13		$11.61		$10.69	$13.16
Total Return, Common Stock
Net Asset Value†	(0.20)%[a]	10.41	%ab	13.08	%ac	(4.23)%	6.48%[c]
Total Return, Common Stock
Market Value†	(8.32)%[a]	12.70	%ab	18.69	%ac	(11.53)%	5.13%[c]

Supplemental Data/Ratios††
Net Assets Applicable to Common
Stockholders, End of Year (in millions)	$243.3	$262.5		$256.4		$247.8	$281.7
Preferred Stock Outstanding,
End of Year (in millions)	$35.0	$35.0		$35.0		$35.0	$35.0
Preferred Stock Liquidation
Value Per Share	$25,000	$25,000		$25,000		$25,000	$25,000

Ratios are Calculated Using Average
Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØØ	2.96%	2.47%		2.39%		2.02%	1.89%
Ratio of Net ExpensesØØ	2.96%	2.45%[d]		2.39%		2.02%	1.89%
Ratio of Net Investment Income/(Loss)
Excluding Preferred Stock Distributions	5.88%	6.56%[d]		7.53%		7.46%	7.47%
Portfolio Turnover Rate	62%	65%		57%		54%	60%
Asset Coverage Per Share, of Preferred
Stock,End of Year¢	$198,912	$212,582		$208,182		$202,029	$226,286
Notes Payable (in millions)	$89.9 ^	$89.9	^	$90		$90	$90
Asset Coverage Per $1,000 of
Notes Payable¢¢	$4,103	$4,308		$4,238		$4,143	$4,520

See Notes to Financial Highlights	36

Notes to Financial Highlights

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Income ratios include income earned on assets attributable to Private Securities outstanding.

^	During the year ended October 31, 2017, the Fund adopted FASB’s Accounting Standards Update No. 2015-03. At October 31, 2018, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $110,770. At October 31, 2017, the value of Notes Payable is being shown net of unamortized deferred issuance costs of $133,104.

ØØ	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common stockholders were:

Year Ended October 31,
2018	2017	2016	2015	2014
1.16%	0.81%	0.68%	0.51%	0.46%

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS and accumulated unpaid distributions on MRPS from the Fund’s total assets and dividing by the number of MRPS outstanding.

¢¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of MRPS), the outstanding principal of New PNs and accumulated unpaid liabilities on Private Securities from the Fund’s total assets and dividing by the outstanding Notes payable balance.

a	The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2018.

The class action proceeds received in 2017 had no impact on the Fund’s total return for the year ended October 31, 2017.

The class action proceeds received in 2016 had no impact on the Fund’s total return for the year ended October 31, 2016.

b	The Custodian Out-of-Pocket Expenses Refunded listed in Note E of the Notes to Financial Statements had no impact on the Fund’s total return for the year ended October 31, 2017.

c	The payments by affiliates received in 2014 and 2016 had no impact on the Fund’s total returns for the years ended October 31, 2014 and October 31, 2016, respectively.

37

d	Custodian Out-of-Pocket Expenses Refunded, as listed in Note E of the Notes to Financial Statements, is non-recurring and is included in these ratios. Had the Fund not received the refund the annualized ratios of net expenses applicable to common stockholders and net investment income/(loss) to average net assets applicable to common stockholders would have been:

Ratio of	Ratio of
Net Expenses to Average	Net Investment Income/(Loss) to
Net Assets Applicable to	Average Net Assets Applicable
Common Stockholders	to Common Stockholders
Year Ended	Year Ended
October 31, 2017	October 31, 2017
2.47%	6.54%

38

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Neuberger Berman High Yield Strategies Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2018 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and cash flows for the year ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2018

39

Distribution Reinvestment Plan for the Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

40

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

41

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

42

Directory

Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.461.1899 or 212.476.8800

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Plan Agent
American Stock Transfer & Trust Company, LLC
Plan Administration Department
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Overnight correspondence should be sent to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

43

Directors and Officers

The following tables set forth information concerning the Directors and Officers of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities). The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

44

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	57	Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Director since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman BD LLC (“Neuberger Berman”), 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

45

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57	Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

46

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served (2)		Fund Complex	Director(3)
			Overseen by
			Director

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	57	Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2006; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57	Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

47

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	57	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

48

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
			Overseen by
			Director

James G. Stavridis (1955)	Director since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57	Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57	Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

49

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex by
	Time Served(2)		Fund Complex	Director(3)
Overseen by
Director

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	57	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

50

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)

The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2021, 2019, 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*

Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Fund by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

51

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s) and	Principal Occupation(s)(3)
and Address(1)	Length of
Time Served(2)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President - Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018	Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	General Counsel and Head of Compliance - Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 - 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2006	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

52

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer - Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Stockholders

For the fiscal year ended October 31, 2018, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, was $18,472,986.

Report of Votes of Stockholders

The annual meeting of stockholders was held on September 6, 2018. Stockholders voted to elect four Class I Directors to serve until the annual meeting of stockholders in 2021, or until their successors are elected and qualified. Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean, George W. Morriss and Tom D. Seip) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss, James G. Stavridis and Candace L. Straight) continue to hold office until the annual meeting in 2019 and 2020, respectively.

To elect four Class I Directors to serve until the annual meeting of stockholders in 2021 or until their successors are elected and qualified.

		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Robert Conti	15,160,019	2,227,108	—	—
Marc Gary	15,170,494	2,216,633	—	—
Michael M. Knetter	15,166,296	2,220,831	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Peter P. Trapp	1,400	—	—	—

Board Consideration of the Management Agreement

On an annual basis, the Board of Directors (the “Board”) of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), including the Directors who are not “interested persons” of the Fund or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) (“Independent Fund Directors”), considers whether to continue the Fund’s management agreement with Management (the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on October 11, 2018, the Board, including the Independent Fund Directors, approved the continuation of the Agreement for the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. The Contract Review Committee, which is comprised of Independent Fund Directors, was established by the Board to assist in its deliberations regarding the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committee and the full Board, which consider that information as part of the annual contract review process. The Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its stockholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance services. The Board also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management. The Board also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Board noted the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Board considered that Management has developed a leverage structure for the Fund tailored to its investment strategy and needs, has monitored the Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Board considered that Management assumes significant ongoing risks with respect to the Fund, for which it is entitled to reasonable compensation. Specifically, Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.

The Board also noted Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context. The Board also noted that Management actively monitors any discount from net asset value per share at which the Fund’s common stock trades and evaluates potential ways to reduce the discount and potential impacts on the discount, including the level of distributions that the Fund pays. The Board likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt the Fund’s long-term investment program.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate-and long-term performance, net of the Fund’s fees and expenses both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fee or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Board identified the Fund as having underperformed its benchmark, index industry peer group, and broader universe of funds to an extent, and over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the underperformance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with a portfolio manager of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance and distribution levels. The Board also considered Management’s responsiveness with respect to the lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund’s underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the peer group provided by the consulting firm. The Board reviewed a comparison of the Fund’s management fee to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its peer group as a way of taking account of these differences.

The Board considered the Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds) and the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to the Fund’s peer group. The Board was aware of the additional expenses borne by common stockholders as a result of the Fund’s leveraged structure.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses, including year-over-year changes in each of Management’s reported expense categories. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Board considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Board requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Board also considered any fall-out (i.e. indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.

Information Regarding Services to Other Clients

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and such comparable funds and separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board noted that there is little expectation that closed-end funds will show significant economies of scale, as these funds do not typically sell additional shares or materially increase total assets by increasing leverage. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its stockholders.

Fund Analysis

With regard to the investment performance of the Fund and the fees charged to the Fund, the Board considered the following information. The broader universe of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. Due to underperformance for the periods reflected below, the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its broader universe (“Performance Universe”), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its peer group (“Expense Group”), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-year period, the fourth quintile for the 3- and 5-year periods, and the second quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fourth quintile. In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures. It also considered Management’s representations regarding the effect that the composition of the Fund’s Performance Universe had on the Fund’s performance relative to its peers due to, among other matters, the Fund’s positioning in the higher quality portion of the high income bond market, which positioning also affected its performance versus its benchmark. It also noted that Management recently added a new portfolio manager to the Fund. The Board also met with a member of the portfolio management team in September 2017 to discuss the Fund’s performance. The Board also noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its stockholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

 H0768 12/18

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $54,270 and $54,270 for the fiscal years ended 2017 and 2018, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and 0$ for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by

E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,200 and $10,200 for the fiscal years ended 2017 and 2018, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $10,200 and $10,200 for the fiscal years ended 2017 and 2018, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2018, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.
Thomas P. O’Reilly is a Managing Director of NBIA. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages non-investment grade credit portfolios for NBIA and serves on firm’s credit committee for high yield bonds and senior floating rate loans. He has managed money for the Firm since 1997.
William “Russ” Covode is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2012.  Mr. Covode also manages non-investment grade credit portfolios for NBIA and serves on firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2004.

Daniel Doyle, CFA, is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2014. Mr. Doyle also manages non-investment grade credit portfolios for NBIA and serves on the Firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2012.
Patrick Flynn is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2016. Mr. Flynn also manages non-investment grade credit portfolios for NBIA and serves on the Firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2006.
Joseph Lind, CFA, is a Managing Director of NBIA. He has served as a Portfolio Manager for the Registrant since 2018. Mr. Lind also manages non-investment grade credit portfolios for NBIA and serves on the Firm’s credit committee for high yield bonds and senior floating rate loans. He joined the Firm in 2018.
(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2018.
As of 10/31/2018
NB High Yield Strategies Fund
		($ millions)		($ millions)
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based

T. O'Reilly
Registered Investment Companies	7	3,799	-	-
Other Pooled Investment Vehicles	26	15,809	2	580
Other Accounts	29	5,861	-	-

R. Covode
Registered Investment Companies	6	3,430	-	-
Other Pooled Investment Vehicles	20	13,504	2	580
Other Accounts	28	5,792	-	-

D. Doyle
Registered Investment Companies	7	3,799	-	-
Other Pooled Investment Vehicles	23	15,183	2	580
Other Accounts	28	5,792		-
			-
P. Flynn
Registered Investment Companies	7	3,799	-	-
Other Pooled Investment Vehicles	26	15,809	2	580
Other Accounts	29	5,861	-	-

J. Lind
Registered Investment Companies	4	3,336	-	-
Other Pooled Investment Vehicles	19	13,472	2	580
Other Accounts	24	5,678	-	-

Conflicts of Interest (as of October 31, 2018)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2018)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain

Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2018.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Russ Covode	A
Daniel Doyle	A
Patrick Flynn	A
Joseph Lind	A
Thomas P. O’Reilly	C

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2018.
(b)	The Fund did not did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during the fiscal year ended October 31, 2018.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman High Yield Strategies Fund Inc.
By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 7, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 7, 2019